Short-Term and Long-Term Debts - Summary of Contractual Obligations Which Excludes the Impact of Discount of Time Value (Detail)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Debt Instruments [Abstract]
Payment due by period, less than 1 year	¥ 4,086,053	$ 592,422	¥ 29,956,101
Payment due by period, 1 - 2 years	76,963,214	11,158,617	490,167,979
Payment due by period, 2 - 3 years	681,629	98,827	24,730,673
Total	¥ 81,730,896	$ 11,849,866	¥ 544,854,753